Before you invest, you may want to review the Hodges Small Intrinsic Value Fund (the “Small Intrinsic Value Fund”) prospectus, which contains more information about the Small Intrinsic Value Fund and its risks. You can find the Small Intrinsic Value Fund’s prospectus and other information about the Small Intrinsic Value Fund, including its statement of additional information (“SAI”) and most recent reports to shareholders, online www.hodgesfunds.com. You can also get this information at no cost by calling 1-866-811-0224 or by sending an e-mail to prospectus@hodgescapital.com. This Summary Prospectus incorporates by reference the Small Intrinsic Value Fund’s entire prospectus and SAI, both dated July 29, 2017.

Investment Objective

The Hodges Small Intrinsic Value Fund (the “Small Intrinsic Value Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Small Intrinsic Value Fund.

Shareholder Fees (fees paid directly from your investment)
Retail Class Shares
Redemption/Exchange Fee (as a percentage of amount redeemed/exchanged within 30 days of purchase)	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Retail Class Shares
Management Fees	0.85%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.29%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.40%
Fee Waiver and/or Expense Reimbursement/Recoupment	-0.10%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/Recoupment(1)	1.30%

(1)
Hodges Capital Management, Inc. (the “Advisor”) has contractually agreed to reduce its fees and pay the Small Intrinsic Value Fund’s expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement/Recoupment for shares of the Small Intrinsic Value Fund to 1.29% (the “Expense Cap”).  The Expense Cap will remain in effect at least until July 31, 2018.  The agreement may be terminated at any time by the Board upon 60 days’ written notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor may request reimbursement of previously waived fees and paid expenses from the Fund for three years from the date they were waived or paid, if the aggregate amount actually paid by the Fund toward operating expenses for such period (taking into account any reimbursement) does not exceed the lesser of the Expense Cap in place at the time of waiver or at the time of reimbursement.

Example

This Example is intended to help you compare the costs of investing in the Small Intrinsic Value Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Small Intrinsic Value Fund for the time periods indicated and then redeem (sell) all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Small Intrinsic Value Fund’s operating expenses remain the same (taking into account the Expense Cap only in the first year).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Small Intrinsic Value Fund
Retail Class Shares	$132	$433	$756	$1,671

Portfolio Turnover

The Small Intrinsic Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Small Intrinsic Value Fund’s performance.   During the most recent fiscal year, the Fund’s portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategies

The Small Intrinsic Value Fund employs a value strategy and invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common and preferred stocks of small capitalization (“small cap”) companies.  The Small Intrinsic Value Fund defines small cap companies as those whose market capitalization, at the time of purchase, are consistent with the market capitalizations of companies in the Russell 2000® Value Index.  As of the last reconstitution date, May 27, 2017, the market capitalization of companies in the Russell 2000® Value Index ranged from $144 million to $4.3 billion.  The Small Intrinsic Value Fund will invest in companies where the Advisor believes their market prices do not reflect their true values.  The Fund will typically seek to invest in companies that have a high amount of intrinsic asset value, low valuation multiples, or the potential for a turnaround in underlying revenue, earnings and/or cash flow.

Up to 20% of the Small Intrinsic Value Fund’s net assets may be invested in the stocks of micro, mid and/or large capitalization companies, U.S. government securities and other investment companies, including exchange traded funds (“ETFs”).  Although most of the Small Intrinsic Value Fund’s securities will be domestic, the Fund may invest up to 25% of its net assets in equity securities of foreign issuers, including those in emerging markets, and in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) consistent with the Fund’s investment objective.

From time to time, the Small Intrinsic Value Fund may engage in short sale transactions with respect to up to 25% of its net assets. The Small Intrinsic Value Fund also may invest in money market instruments and may, from time to time, purchase put and call options on U.S. traded stocks, currencies or security indices.  The Small Intrinsic Value Fund may also sell options purchased and write “covered” put and call options.  The Small Intrinsic Value Fund is permitted to invest up to 10% of its net assets in securities futures and options.

The Small Intrinsic Value Fund uses a “bottom-up” approach in investing.  The Fund invests in deep value situations that may sometimes require a longer time horizon.  The Fund will typically seek to invest in companies that have a high amount of intrinsic asset value, low price to book ratios, above average dividend yields, low PE multiples, or the potential for a turnaround in the underlying fundamentals.

The Advisor will consider selling a security in the Small Intrinsic Value Fund’s portfolio, if the Advisor believes that security is no longer trading below its fair value or has reached its growth potential.  In addition, in an attempt to increase the Small Intrinsic Value Fund’s tax efficiency or to satisfy certain tax diversification requirements, the Advisor may take tax considerations into account in deciding whether or when to sell a particular security. The Fund’s portfolio turnover could exceed 100% in a given year.  A high turnover may result in the realization and distribution of capital gains, as well as higher transaction costs.

Note:  Because there are practical limits to the amount of small cap assets that can be effectively managed, the Small Intrinsic Value Fund will close to new investors when it reaches an asset size as determined by the Advisor to be too large to sustain additional assets.  Shareholders will be provided 30 days’ written notice upon such conditions.  If the Small Intrinsic Value Fund closes to new investors, based on market conditions and other factors, it may reopen at a later date.

Principal Investment Risks

There is a risk that you could lose all or a portion of your investment in the Small Intrinsic Value Fund.  The following principal risks can affect the value of your investment:

•
General Market Risk:  Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issues in other countries or regions.

•
Equity Risk:  Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value. These fluctuations may cause a security to be worth less than its cost when originally purchased or less than it was worth at an earlier time.

•	Management Risk: The Advisor may fail to implement the Small Intrinsic Value Fund’s investment strategies and meet its investment objective.
•
Short Sales Risk:  Short sales expose the Small Intrinsic Value Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Small Intrinsic Value Fund. Investment in short sales may also cause the Small Intrinsic Value Fund to incur expenses related to borrowing securities. Reinvesting proceeds received from short selling may create leverage which can amplify the effects of market volatility on the Small Intrinsic Value Fund and, therefore, the Small Intrinsic Value Fund’s share price.

•
Portfolio Turnover Risk:  High portfolio turnover involves correspondingly greater expenses to the Small Intrinsic Value Fund, including brokerage commissions and dealer mark-ups and other transaction costs.  This may also result in adverse tax consequences for Small Intrinsic Value Fund shareholders.

•
Foreign Securities Risk:  Foreign securities are subject to increased risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices.

•
Depositary Receipts Risk:  Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities. In addition, there is risk involved in investing in unsponsored depositary receipts, as there may be less information available about the underlying issuer than there is about an issuer of sponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

•	Emerging Markets Risk: Investments in emerging markets are generally more volatile than investments in developed foreign markets.

•
Investment Style Risk:  Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment.  The Small Intrinsic Value Fund may outperform or underperform other funds that employ a different investment style.  Examples of different investment styles include growth and value investing.  Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company’s growth of earnings potential.  Value investing carries the risk that the market will not recognize a security’s inherent value for a long time, or that a stock judged to be undervalued may actually be appropriately priced or overvalued.

•
Futures and Options Risks:  Futures and options may be more volatile than direct investments in the securities underlying the futures and options, may not correlate perfectly to the underlying securities, may involve additional costs, and may be illiquid. Futures and options also may involve the use of leverage as the Small Intrinsic Value Fund may make a small initial investment relative to the risk assumed, which could result in losses greater than if futures or options had not been used. Futures and options are also subject to the risk that the other party to the transaction may default on its obligation.

•
Smaller Company Risk:  Investing in securities of smaller companies including micro-cap, small-cap, medium-cap and less seasoned companies may be speculative and volatile and involve greater risks than are customarily associated with larger companies.  Small to mid-sized companies may be subject to greater market risk and have less trading liquidity than larger companies.  They may also have limited product lines, markets, or financial resources. For these reasons, investors should expect the Small Intrinsic Value Fund to be more volatile than a fund that invests exclusively in large-capitalization companies.

•
Investments in Other Investment Companies:  To the extent the Small Intrinsic Value Fund invests in shares of other investment companies, you will indirectly bear fees and expenses charged by those investment companies and will be subject to the risks that those investment companies are subject to.

Performance

The following performance information provides some indication of the risks of investing in the Small Intrinsic Value Fund.  The bar chart below illustrates how Retail Class shares of the Small Intrinsic Value Fund’s total returns have varied from year to year.  The table below illustrates how the Small Intrinsic Value Fund’s average annual total returns for the 1-year and since inception periods compare with that of a broad-based securities index and a secondary index provided to offer a closer representation of the Fund’s principal investment strategies.  The Small Intrinsic Value Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.  Updated performance information is available on the Fund’s website at www.hodgesfunds.com.

Hodges Small Intrinsic Value Fund
Calendar Year Total Returns as of December 31
Retail Class

The Small Intrinsic Value Fund’s year-to-date return for Retail Class shares as of the most recent calendar quarter ended June 30, 2017 was -1.83%.

Highest Quarterly Return:	Q4 2016	13.26%

Lowest Quarterly Return:	Q3 2015	-11.10%

Average Annual Total Returns as of December 31, 2016
Small Intrinsic Value Fund	1 Year	Since Inception (12/26/13)
Retail Class Shares
Return Before Taxes	19.76%	9.83%
Return After Taxes on Distributions	19.76%	9.73%
Return After Taxes on Distributions and Sale of Fund Shares	11.19%	7.62%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)	21.31%	6.76%
Russell 2000® Value Total Return Index (reflects no deduction for fees, expenses or taxes)	31.74%	8.30%

The Small Intrinsic Value Fund commenced operations on December 26, 2013.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

The “Return After Taxes on Distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period.  The “Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if a Fund’s shares were sold at the end of the specified period.  The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than other return figures when a capital loss occurs upon the redemption of Fund shares.

Investment Advisor

Hodges Capital Management, Inc.

Portfolio Managers

Name	Title	Managed the Fund Since
Eric J. Marshall, CFA	President	Inception (2013)
Chris R. Terry, CFA	Vice President	Inception (2013)
Derek R. Maupin	Vice President	Inception (2013)
Craig D. Hodges	Chief Investment Officer/Chief Executive Officer	Inception (2013)
Gary M. Bradshaw	Senior Vice President	Inception (2013)

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares on any business day by written request via mail (The Hodges Small Intrinsic Value Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-866-811-0224, or through a financial intermediary.  The minimum initial and subsequent investment amounts are shown in the table below.

Fund	Minimum Initial Investment for All Account Types	Subsequent Minimum Investment for All Account Types
Small Intrinsic Value Fund	Retail Class: $1,000	Retail Class: $100

Tax Information

The Small Intrinsic Value Fund intends to make distributions that are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.  Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Small Intrinsic Value Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.